Exhibit 99.1 NEWS RELEASE

For Immediate Release
September 25, 2024

For Further Information Contact:
David L. Bumgarner, EVP & CFO
(304) 769-1169

City Holding Company Increases Quarterly
Dividend On Common Shares

    Charleston, West Virginia – City Holding Company, “the Company” (NASDAQ: CHCO), a $6.3 billion bank holding company headquartered in Charleston, on September 25, 2024 declared a dividend of 79 cents per common share for shareholders of record as of October 15, 2024. The dividend is payable on October 31, 2024. The dividend represents a 10% increase from the 71.5 cents per share cash dividend paid for the second quarter of 2024.

    “Today our board reaffirmed the Company’s commitment of returning value to its shareholders by voting to approve an increase in the quarterly cash dividend by 7.5 cents to 79 cents,” stated Charles (Skip) Hageboeck, President and CEO. “The decision to increase the dividend to $3.16 on an annualized basis is based on the Company's strong current capital and liquidity position, our financial performance during 2024, and our confidence in the Company's ability to sustain this performance.”

    City Holding Company is the parent company of City National Bank of West Virginia. City National Bank operates 97 branches across West Virginia, Kentucky, Virginia, and Ohio. The Company’s stock is traded on the NASDAQ Global Select Market under the quotation symbol “CHCO”.

Forward-Looking Information

This news release contains certain forward-looking statements that are included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward looking statements express only management’s beliefs regarding future results or events and are subject to inherent uncertainty, risks, and changes in circumstances, many of which are outside of management’s control. Uncertainty, risks, changes in circumstances and other factors could cause the Company’s actual results to differ materially from those projected in the forward-looking statements. Factors that could cause actual results to differ from those discussed in such forward-looking statements include, but are not limited to those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 under “ITEM 1A Risk Factors” and the following: (1) general economic conditions, especially in the communities and markets in which we conduct our business; (2) credit risk, including risk that negative credit quality trends may lead to a deterioration of asset quality, risk that our allowance for credit losses may not be sufficient to absorb actual losses in our loan portfolio, and risk from concentrations in our loan portfolio; (3) changes in the real estate market, including the value of collateral securing portions of our loan portfolio; (4) changes in the interest rate environment; (5) operational risk, including cybersecurity risk and risk of fraud, data processing system failures, and network breaches; (6) changes in technology and increased competition, including competition from non-bank financial institutions; (7) changes in consumer preferences, spending and borrowing habits, demand for our products and services, and customers’ performance and creditworthiness; (8) difficulty growing loan and deposit balances; (9) our ability to effectively execute our business plan, including with respect to future acquisitions; (10) changes in regulations, laws, taxes, government policies, monetary policies and accounting policies affecting bank holding companies and their subsidiaries, including changes in deposit insurance premiums; (11) deterioration in the financial condition of the U.S. banking system may impact the valuations of investments the Company has made in the securities of other financial institutions; (12) regulatory enforcement actions and adverse legal actions; (13) difficulty attracting and retaining key employees; and (14) other economic, competitive, technological, operational, governmental, regulatory, and market factors affecting our operations. Forward-looking statements made herein reflect management's expectations as of the date such statements are made. Such information is provided to assist stockholders and potential investors in understanding current and anticipated financial operations of the Company and is included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that arise after the date such statements are made. Further, the Company is required to evaluate subsequent events through the filing of its June 30, 2024 Form 10-Q. The Company will continue to evaluate the impact of any subsequent events on the preliminary June 30, 2024 results and will adjust the amounts if necessary.